UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 15, 2005
ACTIVANT SOLUTIONS INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-49389 (Commission file number)	94-2160013 (I.R.S. employer identification no.)

804 Las Cimas Parkway Austin, Texas (Address of principal executive offices)	78746 (Zip Code)
Registrant’s telephone number, including area code: (512) 328-2300
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On November 15, 2005, Activant Solutions Inc. (the “Company”) issued a press release announcing that on November 14, 2005 its parent, Activant Solutions Holdings Inc. (“Holdings”), filed with the Securities and Exchange Commission Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-125438) relating to the proposed initial public offering of Holdings’ common stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
     The information contained in Items 7.01 and 9.01 shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information contained in Items 7.01 and 9.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
          99.1          Press Release dated November 15, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVANT SOLUTIONS INC.
Date: November 15, 2005	By:	/s/ Greg Petersen
	Name:	Greg Petersen
	Title:	Executive Vice President and Chief Financial Officer

3